Other assets	12 Months Ended
Mar. 31, 2024
MiX Telematics Limited [Member]
Other assets

8. Other assets

The following is a summary of other assets (in thousands):

	As of March 31,
	2023	2024
Deferred commissions	$6,014	$9,088
Loans to external parties and other receivables	498	474
Lease receivables - non-current	$292	$499
Total other assets	$6,804	$10,061

Deferred commissions

Deferred commissions arise from commissions paid to sales employees and external third parties to obtain contracts with customers, unless the amortization period is 12 months or less, in which instance it is expensed immediately. The following is a summary of the amortization expense (in thousands):

	As of March 31,
	2023	2024
Amortization recognized during the year:	$(4,276)	$(5,894)
– Cost of revenue (external commissions)	(3,366)	(4,977)
– Sales and marketing (internal commissions)	(910)	(917)

Loans to external parties

The loans to external parties relate to Broad-based Black Economic Empowerment transaction entered to in South Africa.

As of March 31, 2023, the amortized cost of the loans to Black Industrialists Group Property Management Company (Pty) Ltd (“BIG”) and amounted to $0.5 million. As of March 31, 2024, the amortized cost of the loan to BIG amounted to $0.5 million. The loan to BIG was originated during fiscal year 2020, and is on off-market terms. The imputed interest rate on the loans to BIG is 9.65%. Imputed interest rate represents the interest rate that results from a process of approximation required when the present value of a loan must be estimated because an established exchange price is not determinable and the loan has no ready market. As of March 31 2024, the fair value of the loan to BIG determined using a discount rate of 11.25% amounted to $0.5 million.